                                                                   EXHIBIT 10.22

                      MODIFICATION AND EXTENSION AGREEMENT


         This MODIFICATION AND EXTENSION AGREEMENT (this "Agreement") made as of the 1st day of August, 2001, is entered into by and between Robert J. DiNicola and Jeanne C. DiNicola (hereinafter, collectively called "Grantor") and Zale Delaware, Inc., a Delaware corporation (hereinafter called "Grantee").

                                   WITNESSETH:

         WHEREAS, Robert J. DiNicola, has executed and delivered to Grantee one certain Real Estate Lien Note dated April 6, 2001, payable to the order of Grantee in the original principal sum of $2,149,000.00 with interest and principal payable as therein provided (the "Original Note"), secured by a certain deed of trust (hereinafter called the "Deed of Trust") dated April 6, 2001 from Grantor to Robert d. Fortson as trustee for the benefit of Grantee covering certain real property described therein (the "Mortgaged Property"), recorded in Volume 2001068, Page 06127, Deed of Trust Records of Dallas County, Texas; and

         WHEREAS, as of even date herewith Robert J. DiNicola and Grantee have made and entered into that certain First Modification of Real Estate Lien Note (the "Modification"), and any reference herein to the "Note" shall be deemed to mean and refer to the Original Note as modified by the Modification, reference being here made to the Deed of Trust and the record thereof for all purposes (the foregoing documents and all other documents executed by Robert J. DiNicola, Grantor or any other parties in connection with or securing or evidencing the loan evidenced by the Note, being herein collectively called the "Loan Documents"); and

         WHEREAS, such Loan Documents cover the following described real property, to wit:

         See Exhibit "A" attached hereto and made apart hereof by this reference; and

         WHEREAS, by virtue of the Modification, the Note is now due and payable on August 1, 2006; and

         WHEREAS, Grantee is the owner and holder of the Note and Grantor is the owner of the legal and equitable title to the Mortgaged Property;

         NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. The Final Maturity Date as set forth on Page 2 of the Deed of Trust is hereby extended to August 1, 2006. The liens, security interest, assignments and other rights evidenced by the Deed of Trust and other Loan Documents are hereby renewed and extended to secure payment of the Note as extended by the Modification.

         2. Grantor hereby represents and warrants that (a) Grantor is the sole legal and beneficial owner of the Mortgaged Property; (b) this Agreement and the Modification constitute the legal, valid and binding obligations of Grantor and/or Robert J. DiNicola enforceable in accordance with their terms; (c) to the best of Grantor's knowledge there exists no uncured default under the Note or any other Loan Document. Grantor agrees to indemnify and hold Grantee harmless against any loss, claim, damage, liability or expense (including without limitation attorneys' fees) incurred as a result of any representation or warranty made by it herein proving to be untrue in any respect.

         3. Grantor, upon request from Grantee, agrees to execute such other and further documents as may be reasonably necessary or appropriate to consummate the transactions contemplated herein or to perfect the liens and security interests intended to secure the payment of the loan evidenced by the Note.

         4. If Grantor shall fail to keep or perform any of the covenants or agreements contained herein or if any statement, representation or warranty contained herein is false, misleading or erroneous in any material respect, Grantor shall be deemed to be in default under the Deed of Trust and Grantee shall be entitled at its option to exercise any and all of the rights and remedies granted pursuant to the Deed of Trust as amended hereby or any other Loan Document or which Grantee may otherwise be entitled, whether at law or in equity.

         5. Except as provided herein and in the Modification, the terms and provisions of the Original Note, the Deed of Trust and other Loan Documents shall remain unchanged and shall remain in full force and effect. Any modification herein or in the Modification shall in no way affect the security of the Deed of Trust and the other Loan Documents for the payment of the Note. The promissory note described in the Deed of Trust and other Loan Documents as the note secured thereby shall hereafter mean the Note. The Note and the Deed of Trust as modified and amended hereby and other Loan Documents are hereby ratified and confirmed in all respects.

         6. Grantor hereby acknowledges that the lien created and evidenced by the Deed of Trust is valid and subsisting and further acknowledges and agrees that there are no offsets, claims or defenses to the Note or the Deed of Trust or any other Loan Documents.

         7. Grantor acknowledges that the execution of this Agreement by Grantee is not intended nor shall it be construed as (i) an actual or implied waiver of any subsequent default under the Note, the Deed of Trust or any other Loan Document or (ii) an actual or implied waiver of any condition or obligation imposed upon Grantor or Robert J. DiNicola pursuant to the Note, the Deed of Trust or any other Loan Document, except to the extent expressly set forth herein.

         8. This Agreement may be executed in any number of counterparts. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

         9. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto, their heirs, representatives, successors and assigns.

         IN WITNESS WHEREOF, this Agreement is executed as of the respective dates of acknowledgment but is effective as of the date first above written.

GRANTEE:                               GRANTOR:

ZALE DELAWARE, INC., a Delaware        /s/ ROBERT J. DINICOLA
corporation                            -----------------------------------------
                                       ROBERT J. DINICOLA

By: SUE E. GOVE                        /s/ JEANNE C. DINICOLA
   -------------------------------     -----------------------------------------
   Name: SUE. E. GOVE                  JEANNE C. DINICOLA
        --------------------------
   Title: EXECUTIVE VICE PRESIDENT
         -------------------------

         (CORPORATE SEAL)

                                   EXHIBIT "A"


                                LEGAL DESCRIPTION

BEING a part of Block E of Windsor Place Addition, an Addition to the City of University Park, Dallas County, Texas, according to the Map thereof recorded in Volume 2, Page 299, Map Records of Dallas County, Texas, and being the same tract of land conveyed to George Toledo and Carolyn Toledo by Deed recorded in Volume 91028, Page 4140, Deed Records of Dallas County, Texas, and being more particularly described as follows:

BEGINNING at a 5/8 inch iron rod set for corner in the East line Preston Road (70 foot R.O.W.), said corner being 180.0 feet South of South line of Windsor Avenue (60 foot R.O.W.), and being the Southwest corner of a tract of land conveyed to Stephanie C. Bellinger by Deed recorded in Volume 97071, Page 0553, Deed Records of Dallas County, Texas;

THENCE North 89 degrees 45 minutes 31 seconds East, along the South line of said Bellinger Tract, a distance of 172.26 feet to a 5/8 inch iron rod set for corner in the Westerly line of St. Andrews Drive (variable width R.O.W.), said corner lying in a curve to the left having a radius of 390.0 feet, and a chord bearing South 73 degrees 16 minutes 47 seconds East, a chord distance of 100.16 feet;

THENCE Southeasterly, along said Westerly line of St. Andrews Drive, and along said curve to the left an arc length of 100.43 feet to a 5/8 inch iron rod set for the Northeast corner of a tract of land conveyed to David Hunt and Elizabeth
M. Hunt by Deed recorded in Volume 97109, Page 5981, Deed Records of Dallas County, Texas;

THENCE North 89 degrees 56 minutes 40 seconds West, along the North line of said Hunt Trust, a distance of 201.08 feet to a 5/8 inch iron rod set for corner in said East line of Preston Road;

THENCE North, along said East line of Preston Road, a distance of 95.0 feet to the POINT OF BEGINNING, and CONTAINING 0.40 acres or 17607.77 square feet of land.

                                (ACKNOWLEDGMENT)


STATE OF TEXAS
COUNTY OF DALLAS

         This instrument was acknowledged before me on the 22nd day of August, 2001, by Robert J. DiNicola.

                                       /s/ MELANIE JONES ROSEWELL
                                       -----------------------------------------
                                       Notary Public, State of Texas
                                                              -------
                                       Notary's name
                                       (printed): Melanie Jones Rosewell
                                                 -------------------------------

                                  Notary's commission expires: 7/14/04
                                                              ---------

                                                                          [SEAL]

                                (ACKNOWLEDGMENT)


STATE OF TEXAS
COUNTY OF DALLAS

         This instrument was acknowledged before me on the 22nd day of August, 2001, by Jeanne C. DiNicola.

                                       /s/ MELANIE JONES ROSEWELL
                                       -----------------------------------------
                                       Notary Public, State of Texas
                                                              -------
                                       Notary's name
                                       (printed): Melanie Jones Rosewell
                                                 -------------------------------

                                  Notary's commission expires: 7/14/04
                                                              ---------

                                                                          [SEAL]

                                (ACKNOWLEDGMENT)

STATE OF TEXAS
COUNTY OF DALLAS

         This instrument was acknowledged before me on the 22nd day of August, 2001, by Sue E. Gove (Name), EVP/CFO (Title) of Zale Delaware, Inc.

                                       /s/ MELANIE JONES ROSEWELL
                                       -----------------------------------------
                                       Notary Public, State of Texas
                                                              -------
                                       Notary's name
                                       (printed): Melanie Jones Rosewell
                                                 -------------------------------

                                  Notary's commission expires: 7/14/04
                                                              ---------

                                                                          [SEAL]